UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2023

Comstock Holding Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Reston Metro Plaza, 10TH Floor
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 230-1985

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 14, 2023, Comstock Holding Companies, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2023.
Holders of the Company's Class A common stock were entitled to one vote for each share held as of the close of business on April 17, 2023 (the "Record Date"), and holders of the Company's Class B common stock were entitled to fifteen votes for each share held as of the Record Date.
There were 8,009,853 shares of Class A common stock and 220,250 shares of Class B common stock present or represented by proxy at the Annual Meeting, which represented 89.11% of the combined voting power of the common stock shares entitled to vote (voting together as a single class) and constituted a quorum for the transaction of business.
The final voting results from the Annual Meeting were as follows:
Proposal 1
The Company's stockholders elected David M. Guernsey, James A. MacCutcheon, and Robert B. Pincus to each serve for a three-year term ending at the 2026 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, or until their earlier resignation or removal.

	For	Withheld	Broker Non-Vote
David M. Guernsey	9,891,806	383,481	1,038,316
James A. MacCutcheon	9,891,904	383,383	1,038,316
Robert B. Pincus	9,892,250	383,037	1,038,316
Proposal 2
The Company’s stockholders ratified the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Vote
11,292,387	12,158	9,058	—
Proposal 3
The Corporation’s stockholders approved the 2022 compensation of the Corporation’s named executive officers on a non-binding, advisory basis.

For	Against	Abstain	Broker Non-Vote
10,032,996	237,254	5,037	1,038,316

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK HOLDING COMPANIES, INC.

Date: June 16, 2023	By:	/s/ CHRISTOPHER CLEMENTE
Christopher Clemente Chairman and Chief Executive Officer